UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2014

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)

(646) 485-5410
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Commitment Letter

On March 13, 2014, Aéropostale, Inc. (the “Company”) entered into a Commitment Letter with Sycamore Partners, on behalf of one or more of its managed investment funds (“Sycamore”), and TSAM Holdings, Limited (d/b/a MGF Sourcing, Limited) to provide senior secured term loan credit facilities (the “Term Loan”) in an aggregate principal amount of $150,000,000, consisting of a five-year $100,000,000 million tranche A facility (committed facility subject to customary condition precedents) (such facility, the “Tranche A Facility”) and a ten-year $50,000,000 million tranche B facility (uncommitted facility to be agreed) (such facility, the “Tranche B Facility”). The Tranche A Facility will accrue 10% interest per annum, including that up to 5% of the interest per annum can be paid-in-kind during the first three years and up to 2% can be paid-in-kind thereafter. The Tranche B facility will not bear interest. The Term Loan will be secured by (i) a second priority security interest in all assets of the Company and certain of its subsidiaries that are pledged already for the benefit of the Company’s existing revolving credit facility lenders, and (ii) a first priority security interest in the Company’s, and certain of its subsidiaries’, remaining assets. The loan documentation relating to the Term Loan will include representations, covenants and events of defaults that are substantially consistent with the Company’s existing revolving credit facility. The Tranche A facility will have no annual scheduled amortization requirements. It is currently contemplated that the Tranche B facility will be structurally linked to the sourcing agreement described below and will provide for the proportionate offset of annual scheduled amortization payments based on the amount of the annual merchandise purchases under the sourcing arrangement. The proceeds of the Term Loan will be used for working capital and other general corporate purposes of the Company. Availability of the Tranche A Facility is subject to the Company and Sycamore entering into a Stock Purchase and Investor Rights Agreement and the satisfaction of other conditions precedent customary for a financing of this type, including entering into an intercreditor agreement with the collateral agent for the Company’s existing revolving credit facility.

Upon consummation of the Term Loan, the Company will issue to Sycamore shares of Convertible Series B Preferred Stock of the Company (the “Series B Preferred”), that will be convertible into 5% of the outstanding shares of the Company’s common stock (the “Common Stock”) as of the date of closing of the Term Loan. The shares of Series B Preferred will be convertible into Common Stock at a conversion price of $7.25. The Series B Preferred will not be entitled to any payments of distributions or dividends by the Company. It is contemplated that the Series B Preferred will have other customary terms and conditions, including customary anti-dilution protections.

In addition, it is contemplated that at closing, Sycamore will receive the right to (i) designate up to two directors (each a “Sycamore Director”) and (ii) designate, jointly with the Company, an independent director agreeable to both parties, to the Company’s board of directors.  The right to designate one of the two Sycamore Directors will terminate when Sycamore and its affiliates (collectively, the “Purchaser Group”) no longer beneficially own a number of shares of Series B Preferred and Common Stock that equates to at least 66.7% of the aggregate number of shares of Series B Preferred and Common Stock beneficially owned by the Purchaser Group on the date of closing.  All rights of the Purchaser Group to designate any directors to the Company’s board of directors will terminate when it no longer beneficially owns a number of shares of Series B Preferred and Common Stock that equates to at least 33.3% of the aggregate number of shares of Series B Preferred and Common Stock beneficially owned by the Purchaser Group on the date of closing. Furthermore, it is contemplated that at closing, Sycamore will receive customary pre-emptive rights and registration rights and will agree to be bound by a customary standstill provision.

The Company also agreed that as part of funding the Tranche B Term Loan, the Company will enter into a Sourcing Agreement with TSAM (Delaware) LLC (d/b/a MGF Sourcing), an affiliate of Sycamore (the “Agent”). Subject to terms to be mutually agreed upon by the Company and the Agent, the Company will be obligated to purchase at least $240 million of merchandise from the Agent each year until the tenth anniversary of the full start-up of the Sourcing Agreement.

The Commitment Letter includes customary conditions, including the requirement that the parties negotiate and execute definitive documentation.  There can be no assurance that the conditions will be satisfied or, if so, when.

Amendment to Rights Agreement

The information set forth under “Item 3.03. Material Modification to Rights of Security Holders” is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information about the Commitment Letter set forth in Item 1.01 under the heading “Commitment Letter” is incorporated by reference into this Item 2.03.

ITEM 3.03	Material Modification to Rights of Security Holders.

On March 13, 2014, the Company entered into an Amendment to that certain Rights Agreement, dated as of November 26, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC (the “Amendment”). The Amendment modifies the defined term “Existing Holder” so as to include Lemur LLC and its affiliates and associates (including Sycamore) as an Existing Holder. The Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference. The foregoing summary is qualified in its entirety by the terms and conditions of the Amendment.

ITEM 8.01	Other Events.

On March 13, 2014, the Company issued a press release announcing that it had agreed to, and executed, the Commitment Letter. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

THE DISCUSSION INCLUDED IN THIS DOCUMENT AND ITS EXHIBITS CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" MADE IN RELIANCE UPON THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, CONCERNING EXPECTATIONS FOR SALES, STORE OPENINGS, GROSS MARGINS, EXPENSES, STRATEGIC DIRECTION AND EARNINGS. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER INCLUDE, CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY OUR COMPETITORS, CHANGES IN THE ECONOMY AND OTHER EVENTS LEADING TO A REDUCTION IN DISCRETIONARY CONSUMER SPENDING; SEASONALITY; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY'S ABILITY TO IMPLEMENT ITS GROWTH STRATEGIES, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

	10.1	Amendment to Rights Agreement, dated March 13, 2014, between Aéropostale, Inc. and American Stock Transfer & Trust Company, LLC.
	99.1	Press Release, dated March 13, 2014, issued by the Company.

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/ Marc G. Schuback
Marc G. Schuback
Senior Vice President, General Counsel and Secretary

Dated: March 14, 2014